UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				September 9, 2020

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2020, Mr. Robert S. Shapard was appointed to the Board of Directors of NACCO Industries, Inc. (the “Company”). Mr. Shapard currently serves as the chairman of the board of directors of Oncor Electric Delivery Company LLC (“Oncor”), where he previously served as the chief executive officer from April 2007 until March 2018. Mr. Shapard joined Oncor’s predecessor, TXU Electric Delivery, in October 2005 as a strategic advisor. Prior to rejoining TXU Electric Delivery in 2005, Mr. Shapard had previously served the company for twenty years in various financial and operating leadership roles. Mr. Shapard served as the chief financial officer of Tenet Healthcare Corporation from March 2005 to October 2005 and as Executive Vice President and Chief Financial Officer of Exelon Corporation, a large electricity generator and utility operator, from 2002 to February 2005. In addition to serving as the chairman of the board of directors of Oncor, Mr. Shapard also currently serves as a director at Oncor Electric Delivery Holdings Company LLC and Leidos Holdings, Inc.

Mr. Shapard will participate in the Company’s standard compensation program for non-employee directors as described in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 23, 2020.

There are no arrangements or understandings between Mr. Shapard and any other persons pursuant to which he was elected as a director. There are no transactions between Mr. Shapard and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 10, 2020		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller